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                                                                  EXHIBIT 10.1

                        [CITY NATIONAL BANK LETTERHEAD]


                    WAIVER OF DEFAULT UNDER CREDIT AGREEMENT

May 13, 1997

CERTIFIED MAIL
RETURN RECEIPT REQUESTED

Intervisual Books, Inc.
2716 Ocean Park Blvd. #2020
Santa Monica, CA 90405


Attention: Gail A. Thornhill, Controller


        RE: WAIVER OF DEFAULT UNDER CREDIT AGREEMENT DATED AS OF MAY 31, 1994, AS AMENDED ("CREDIT AGREEMENT") EXECUTED BETWEEN INTERVISUAL BOOKS, INC., A CALIFORNIA CORPORATION ("BORROWER") AND CITY NATIONAL BANK, A NATIONAL BANKING ASSOCIATION ("CNB")


Dear Ms. Thornhill:

        Section 5.5.5 of the Credit Agreement requires that Borrower maintain cash and marketable securities held at CNB of not less than $2,000,000.00 at all times. Based on Borrower's financial statement for the period ending March 31, 1997, Borrower has not met this covenant.

        Under the terms of the Credit Agreement, Borrower's failure to comply with or observe the provisions of the foregoing Section constitute an Event of Default. You have requested that CNB waive the provisions of such Section in connection with such Event of Default.

        Subject to the terms and conditions hereof, CNB hereby waives the specific Events of Default set forth in the above paragraph only for the quarter ending March 31, 1997. This waiver shall be effective solely with respect to the matters described above and shall not be deemed or construed to be a waiver of any other term or condition of the Credit Agreement or any other term or condition of any of the instruments or agreements referred to therein or executed in connection therewith, or to prejudice any right or rights that CNB may now have or may have in the future under or in connection with the Credit


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Gail A. Thornhill, Controller
Intervisual Books, Inc.
May 13, 1997
Page 2


Agreement or the instruments or agreements referred to therein or otherwise executed in connection therewith with respect to any other Potential Events of Default and Events of Default that may exist or arise. Except as expressly waived herein, all of the terms and conditions of the Credit Agreement shall remain unchanged and in full force and effect. Capitalized terms not defined herein shall have the respective meanings given them in the Credit Agreement.

        This waiver shall become effective only upon receipt of CNB of counterparts hereof acknowledged by you.


                                        Very truly yours,

                                        CITY NATIONAL BANK, a
                                        national banking association

                                        By: /s/ CHARLES SOLOMON
                                            ------------------------------
                                            Charles Solomon,
                                            Senior Vice President/Manager

                                        By: /s/ JOHN CURRY
                                            ------------------------------
                                            John Curry, Vice President


ACKNOWLEDGED BY BORROWER:

INTERVISUAL BOOKS, INC., a
California corporation

By: /s/ GAIL A. THORNHILL
    -----------------------------
    Gail A. Thornhill, Controller


Date:  May 13, 1997

                                        RECEIVED BY CITY NATIONAL BANK:

                                        Date:
                                              ---------------------------
                                        By:
                                              ---------------------------
                                              John Curry, Vice President